UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       DELAWARE                       1-11871                 11-3312952
 ---------------------             ---------------        -------------------
   (State or other                  (Commission            (I.R.S. Employer
     jurisdiction                   File Number)          Identification No.)
  of incorporation)

150 East 58th Street, Suite 3238                                10155
New York, New York
----------------------------------------------             -------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 April 22, 2003



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated April 16, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On April 16, 2003, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2002 Fiscal Year End earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to
Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  April 22, 2003                       By:  /s/ James M. DeAngelis
                                            ------------------------------------
                                            James M. DeAngelis
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit No.
   -----------

      99.1 Press Release dated April 16, 2003 issued by Commodore Applied Technologies, Inc.


                                       3